Note 5 - Property and Equipment (Detail) - Property and Equipment (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Land and land improvements	$ 11,814	$ 11,806
Buildings and improvements	19,501	19,456
Machinery and equipment	3,023	2,924
Vehicles	311	268
Office furniture and equipment	3,052	2,946
	37,701	37,400
Less: accumulated depreciation and amortization	(12,524)	(11,321)
Property and equipment, net	$ 25,177	$ 26,079